UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2023
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2023, the Board of Directors (the “Board”) of Universal Corporation (the “Company”) increased the size of the Board to nine members and appointed Arthur J. Schick, Jr. to serve as a new director of the Company, both effective April 1, 2023. The Board has determined that Mr. Schick qualifies as an independent director in accordance with the New York Stock Exchange Listing Standards and the Company’s Corporate Governance Guidelines. The Board anticipates naming Mr. Schick to serve on one or more committees of the Board in the future.

Mr. Schick, 66, is a 35-year veteran of PepsiCo, Inc. (“PepsiCo”), a $79 billion global leader and publicly traded food and beverage company. Mr. Schick served as Vice President of Proprietary Flavors within the Beverage Concentrate Division of PepsiCo from 2003 to 2020. During his tenure at PepsiCo, Mr. Schick also held a variety of leadership positions, including Senior Director, Procurement in the Beverage Concentrate Division from 2000 to 2003 and Director, Global Procurement from 1994 to 2000. Prior to joining PepsiCo in 1985, Mr. Schick served in the Research & Development Division of The Proctor & Gamble Company for seven years. Mr. Schick also served from 2003 to 2015 as a contributing board member for the Flavor Extract Manufacturers Association (“FEMA”), the premier national association of the U.S. flavor industry, serving as FEMA’s President in 2013. Mr. Schick currently serves as President of Alpha Sierra Global, LLC, a sole proprietorship consulting company that he founded in 2020. Mr. Schick holds a B.S. in chemical engineering from New Jersey Institute of Technology, and an MBA in Finance from Xavier University in Ohio.

Mr. Schick’s compensation will be consistent with the compensation policies applicable to the Company’s other non-employee directors. There are no arrangements or understandings between Mr. Schick and any other person pursuant to which he was selected as director, and there are no transactions between Mr. Schick and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Company issued a press release on February 1, 2023, announcing the appointment of Mr. Schick, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

8.01.    Other Events

On February 8, 2023, the Company issued a press release announcing a quarterly dividend for the Company’s common stock. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated February 1, 2023, announcing appointment of Arthur J. Schick, Jr. to Board of Directors.*

	99.2	Press release dated February 1, 2023, announcing quarterly dividend. *

	101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
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*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	February 8, 2023	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated February 1, 2023, announcing appointment of Arthur J. Schick, Jr. to Board of Directors.*

99.2	Press release dated February 1, 2023, announcing quarterly dividend.*

101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith